Filed pursuant to Rule 497(e)

File Nos. 811-22310; 333-182274

Supplement to the

Prospectus dated January 31, 2017,

as previously supplemented, of the

Tierra XP Latin America Real Estate ETF (the “Fund”)

December 15, 2017

As previously disclosed in a supplement to the Fund’s Prospectus dated October 27, 2017, the Fund intends to change its investment objective and strategy. As a result of the conversion, all of the Fund’s portfolio securities will be sold immediately prior to the conversion date and the Fund will recognize capital gains and/or losses. For example, had the Fund sold all of its portfolio securities as of the close of business on December 13, 2017, short term and long term net capital gains would have amounted to approximately $477,000 (equivalent to approximately $2.38 per Fund share outstanding as of that date). These net capital gains realized as a result of the Fund’s conversion will not be distributed to shareholders and will remain within the Fund until December 2018, when the Fund contemplates distributing its net realized capital gains, if any, for the tax year ended October 31, 2018.

Please retain this Supplement with your Prospectus for future reference.